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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             OCTOBER 23, 2000


                         HI-SHEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                       001-12810                     22-2535743
 (State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)

                    24225 GARNIER STREET
                    TORRANCE, CALIFORNIA                     90505-5355
           (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (310) 784-2100

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ITEM 4.           CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

         Effective October 16, 2000, the Registrant's Board of Directors approved the engagement of Grant Thornton LLP to serve as the Registrant's independent public accountants and to conduct the audit of the Registrant's financial statements for Registrant's fiscal year ending May 31, 2001. The Registrant's shareholders ratified the engagement of Grant Thornton LLP at the Registrant's annual meeting of shareholders held on October 16, 2000.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Exhibits - None

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HI-SHEAR TECHNOLOGY CORP.



Dated: October 23, 2000                  By: /s/ George W. Trahan
                                             -----------------------------------
                                             George W. Trahan, President, Chief
                                             Executive Officer and Co-Chairman